UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2020

CAPITALA FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Congress St., Suite 360

Charlotte, NC 28209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (704) 376-5502

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share 5.75% Convertible Notes due 2022 6.00% Notes due 2022	CPTA CPTAG CPTAL	NASDAQ Global Select Market NASDAQ Capital Market NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On June 19, 2020, Capitala Finance Corp. (the “Company”), which previously entered into a Senior Secured Revolving Credit Agreement with ING Capital LLC, as administrative agent, arranger and bookrunner, and the lenders party thereto (as amended from time to time, the “Credit Facility”), unilaterally terminated the Credit Facility in accordance with its terms.

At the time of termination, there was $60 million of commitments available under the Credit Facility but the Company had no borrowings outstanding under the Credit Facility. The revolving period of the Credit Facility was scheduled to end on October 31, 2021 and the Credit Facility was scheduled to mature on April 30, 2022.

 Subject to certain exceptions, pricing under the Credit Facility was based on a rate per annum equal to (i) the one, two, three or six month adjusted LIBOR (subject to a floor of zero), as applicable, plus 3.50% (in the case of eurocurrency loans) or (ii) 2.50% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.50%, (C) three month adjusted LIBOR plus 1.00% and (D) zero (in the case of alternate base rate loans), in each case of the preceding clauses (i) and (ii), subject to a 0.50% step-down in pricing when certain conditions were met.

The Credit Facility was secured by a first priority security interest in all of the Company’s and its subsidiaries’ portfolio investments (other than those held by the Company’s existing Small Business Investment Company (“SBIC”) subsidiary), equity interests in certain of the Company’s direct and indirect subsidiaries (other than the Company’s existing SBIC subsidiary) and substantially all of the Company’s and its subsidiaries’ other assets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020	CAPITALA FINANCE CORP.

	By:	/s/ Stephen A. Arnall
Stephen A. Arnall
Chief Financial Officer and Chief Operating Officer